SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2014

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Colorado	333-01173	84-0467907
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8515 East Orchard Road, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 737-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02            DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 10, 2014, Great-West Life & Annuity Insurance Company (the “Registrant” or the “Company”) issued the attached press release announcing that Louis J. Mannello, Jr. has been appointed as the Registrant’s Senior Vice President and Chief Financial Officer.

Mr. Mannello’s appointment is effective on August 11, 2014.  He will succeed Mitchell T.G. Graye as the Registrant’s principal financial officer.  Mr. Graye’s retirement was previously disclosed by way of a Form 8-K dated February 13, 2014.

Mr. Mannello, 50, previously served as a partner at KPMG LLP’s Chicago-based Accounting Advisory Services Practice where he led its Financial Services Industry Segment.

Mr. Mannello’s compensation arrangement is subject to final review by the compensation committee of the board and will be disclosed by way of an amendment to this Form 8-K filing.

A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01                     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Title

99.1	Great-West Financial Press Release dated July 10, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2014

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ Richard G. Schultz

Name:	Richard G. Schultz
Title:	Senior Vice President, General Counsel
and Secretary